UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY
Investment Company Act file number 811-09243
The Gabelli Utility Trust

(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: December 31
Date of reporting period: March 31, 2009
Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.
The Schedule(s) of Investments is attached herewith.
The Gabelli Utility Trust
First Quarter Report
March 31, 2009
To Our Shareholders,
     The Gabelli Utility Trust’s (the “Fund”) net asset value (“NAV”) total return was (16.9)% during the first quarter of 2009, compared with declines of 10.8% and 11.5% for the Standard & Poor’s (“S&P”) 500 Utilities Index and the Lipper Utility Fund Average, respectively. The total return for the Fund’s publicly traded shares was (2.3)% during the first quarter. On March 31, 2009, the Fund’s NAV per share was $4.06, while the price of the publicly traded shares closed at $5.58 on the New York Stock Exchange.
     Enclosed is the investment portfolio as of March 31, 2009.
Comparative Results
Average Annual Returns through March 31, 2009 (a)

					Since
					Inception
	Quarter	1 Year	3 Year	5 Year	(07/09/99)
Gabelli Utility Trust
NAV Total Return (b)	(16.87)%	(33.00)%	(8.01)%	(0.32)%	3.59%
Investment Total Return (c)	(2.31)	(32.84)	(7.05)	(2.64)	5.40
S&P 500 Index	(10.98)	(38.06)	(13.05)	(4.76)	(3.92)
S&P 500 Utilities Index	(10.79)	(29.66)	(2.54)	4.79	1.44
Lipper Utility Fund Average	(11.46)	(34.25)	(4.94)	3.69	1.29

(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The S&P 500 Index is an unmanaged indicator of stock market performance. The S&P 500 Utilities Index is an unmanaged indicator of electric and gas utility stock performance. The Lipper Utility Fund Average reflects the average performance of open-end mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $7.50.

(c)	Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $7.50.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GABELLI UTILITY TRUST
SCHEDULE OF INVESTMENTS
March 31, 2009 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS — 93.0%
	ENERGY AND UTILITIES — 81.4%
	Energy and Utilities: Alternative Energy — 0.3%
20,000	Ormat Industries Ltd.	$135,608
12,500	Ormat Technologies Inc.	343,250
9,000	Renegy Holdings Inc.†	13,500

		492,358

	Energy and Utilities: Electric Integrated — 48.2%
248,000	Allegheny Energy Inc.	5,746,160
23,000	ALLETE Inc.	613,870
75,000	Alliant Energy Corp.	1,851,750
20,000	Ameren Corp.	463,800
80,000	American Electric Power Co. Inc.	2,020,800
10,000	Avista Corp.	137,800
35,000	Black Hills Corp.	626,150
26,000	Central Vermont Public Service Corp.	449,800
30,000	Cleco Corp.	650,700
145,000	CMS Energy Corp.	1,716,800
160,000	Constellation Energy Group Inc.	3,305,600
33,000	Dominion Resources Inc.	1,022,670
160,000	DPL Inc.	3,606,400
24,000	DTE Energy Co.	664,800
190,000	Duke Energy Corp.	2,720,800
90,000	Edison International	2,592,900
191,000	El Paso Electric Co.†	2,691,190
3,000	Entergy Corp.	204,270
51,000	FirstEnergy Corp.	1,968,600
137,000	Florida Public Utilities Co.	1,338,490
95,000	FPL Group Inc.	4,819,350
254,080	Great Plains Energy Inc.	3,422,458
55,000	Hawaiian Electric Industries Inc.	755,700
92,000	Integrys Energy Group Inc.	2,395,680
61,000	Maine & Maritimes Corp.	2,135,000
66,000	MGE Energy Inc.	2,070,420
48,000	NiSource Inc.	470,400
115,000	NorthWestern Corp.	2,470,200
35,000	NV Energy Inc.	328,650
100,000	OGE Energy Corp.	2,382,000
24,000	Otter Tail Corp.	529,200
48,000	PG&E Corp.	1,834,560
100,000	PNM Resources Inc.	826,000
100,000	Progress Energy Inc.	3,626,000
40,000	Progress Energy Inc., CVO† (a)	13,200
38,000	Public Service Enterprise Group Inc.	1,119,860
60,500	SCANA Corp.	1,868,845
104,000	TECO Energy Inc.	1,159,600
22,000	The Empire District Electric Co.	317,680
150,000	Unisource Energy Corp.	4,228,500
35,000	Unitil Corp.	702,800
47,000	Vectren Corp.	991,230
260,000	Westar Energy Inc.	4,557,800
90,000	Wisconsin Energy Corp.	3,705,300
195,000	Xcel Energy Inc.	3,632,850

		84,756,633

	Energy and Utilities: Electric Transmission and Distribution — 8.9%
243	Brookfield Infrastructure Partners LP	3,212
50,000	CH Energy Group Inc.	2,345,000
60,000	Consolidated Edison Inc.	2,376,600
135,000	Northeast Utilities	2,914,650
215,000	NSTAR	6,854,200
22,500	Pepco Holdings Inc.	280,800
36,666	UIL Holdings Corp.	818,385

		15,592,847

	Energy and Utilities: Global Utilities — 3.5%
1,500	Areva SA	625,095
8,000	Chubu Electric Power Co. Inc.	175,380
40,000	Electric Power Development Co. Ltd.	1,179,977
37,000	Endesa SA	692,149
200,000	Enel SpA	959,916
300,000	Hera SpA	493,842
8,000	Hokkaido Electric Power Co. Inc.	160,024
8,000	Hokuriku Electric Power Co.	191,544
3,500	Huaneng Power International Inc., ADR	93,975
35,000	Korea Electric Power Corp., ADR†	320,250
8,000	Kyushu Electric Power Co. Inc.	178,613
2,000	Niko Resources Ltd.	93,084
8,000	Shikoku Electric Power Co. Inc.	212,962
8,000	The Chugoku Electric Power Co. Inc.	172,955
8,000	The Kansai Electric Power Co. Inc.	172,955
8,000	The Tokyo Electric Power Co. Inc.	198,818
15,000	Tohoku Electric Power Co. Inc.	328,080

		6,249,619

	Energy and Utilities: Merchant Energy — 1.3%
35,810	Dynegy Inc., Cl. A†	50,492
8,130	Mirant Corp.†	92,682
300,000	Mirant Corp. Escrow† (a)	0
360,000	The AES Corp.†	2,091,600

		2,234,774

	Energy and Utilities: Natural Gas Integrated — 5.3%
205,000	El Paso Corp.	1,281,250
1,000	Energen Corp.	29,130
130,000	National Fuel Gas Co.	3,987,100
100,000	ONEOK Inc.	2,263,000
120,000	Southern Union Co.	1,826,400

		9,386,880

	Energy and Utilities: Natural Gas Utilities — 7.0%
26,000	AGL Resources Inc.	689,780
50,000	Atmos Energy Corp.	1,156,000
10,000	Chesapeake Utilities Corp.	304,800
10,000	Corning Natural Gas Corp.†	172,500
See accompanying notes to schedule of investments.

THE GABELLI UTILITY TRUST
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2009 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	ENERGY AND UTILITIES (Continued)
	Energy and Utilities: Natural Gas Utilities (Continued)
30,000	Delta Natural Gas Co. Inc.	$642,300
11,445	GDF Suez	393,072
11,445	GDF Suez, Strips	15
90,000	Nicor Inc.	2,990,700
35,000	Piedmont Natural Gas Co. Inc.	906,150
6,000	RGC Resources Inc.	144,390
150,000	Southwest Gas Corp.	3,160,500
120,000	Spectra Energy Corp.	1,696,800

		12,257,007

	Energy and Utilities: Natural Resources — 1.3%
4,000	Anadarko Petroleum Corp.	155,560
35,000	Compania de Minas Buenaventura SA, ADR	839,300
16,000	Exxon Mobil Corp.	1,089,600
3,000	Peabody Energy Corp.	75,120
4,000	Royal Dutch Shell plc, Cl. A, ADR	177,200

		2,336,780

	Energy and Utilities: Services — 0.4%
50,000	ABB Ltd., ADR	697,000
2,000	Tenaris SA, ADR	40,340

		737,340

	Energy and Utilities: Water — 3.7%
14,000	American States Water Co.	508,480
30,000	American Water Works Co. Inc.	577,200
21,833	Aqua America Inc.	436,660
24,750	Artesian Resources Corp., Cl. A	346,995
20,000	California Water Service Group	837,200
7,500	Connecticut Water Service Inc.	152,100
51,333	Middlesex Water Co.	739,195
33,000	Pennichuck Corp.	674,850
80,000	SJW Corp.	2,034,400
8,101	Southwest Water Co.	34,834
9,000	York Water Co.	111,240

		6,453,154

	Diversified Industrial — 1.1%
2,400	Alstom SA	124,309
5,000	Bouygues SA	178,830
14,000	Cooper Industries Ltd., Cl. A	362,040
120,000	General Electric Co.	1,213,200

		1,878,379

	Equipment and Supplies — 0.0%
50,000	Capstone Turbine Corp.†	36,000
2,000	Mueller Industries Inc.	43,380

		79,380

	Environmental Services — 0.0%
3,000	Suez Environnement SA†	44,143

Shares/		Market
Units		Value
	Independent Power Producers and Energy Traders — 0.4%
40,000	NRG Energy Inc.†	$704,000

	TOTAL ENERGY AND UTILITIES	143,203,294

	COMMUNICATIONS — 9.8%
	Cable and Satellite — 2.9%
100,000	Cablevision Systems Corp., Cl. A	1,294,000
5,000	Cogeco Cable Inc.	124,921
20,000	Cogeco Inc.	381,504
50,000	DISH Network Corp., Cl. A†	555,500
10,000	EchoStar Corp., Cl. A†	148,300
35,000	Liberty Global Inc., Cl. A†	509,600
20,000	Liberty Global Inc., Cl. C†	282,600
8,000	Rogers Communications Inc., Cl. B	182,640
65,000	The DIRECTV Group Inc.†	1,481,350
8,367	Time Warner Cable Inc.	207,502
2,112	Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	11,252

		5,179,169

	Communications Equipment — 0.5%
3,000	QUALCOMM Inc.	116,730
260,000	The Furukawa Electric Co. Ltd.	730,212

		846,942

	Telecommunications — 4.3%
45,000	AT&T Inc.	1,134,000
4,350	Bell Aliant Regional Communications Income Fund (a)(b)	83,150
30,000	BT Group plc, ADR	335,100
2,000	CenturyTel Inc.	56,240
230,000	Cincinnati Bell Inc.†	529,000
2,000	Comstar United Telesystems OJSC, GDR†	6,700
20,000	D&E Communications Inc.	107,400
60,000	Deutsche Telekom AG, ADR	741,000
2,000	France Telecom SA, ADR	45,320
10,000	Frontier Communications Corp.	71,800
200	Hutchison Telecommunications International Ltd.	62
500	Mobistar SA	31,588
20,000	Nippon Telegraph & Telephone Corp.	753,650
15,000	Portugal Telecom SGPS SA	116,186
2,000	PT Indosat Tbk	818
500	Rostelecom, ADR	25,780
500	Sistema JSFC, GDR (c)	2,860
1,200	Tele2 AB, Cl. B	10,147
5,000	Telecom Italia SpA, ADR	63,950
40,000	Touch America Holdings Inc.† (a)	0
115,000	Verizon Communications Inc.	3,473,000

		7,587,751

See accompanying notes to schedule of investments.

THE GABELLI UTILITY TRUST
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2009 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	COMMUNICATIONS (Continued)
	Wireless Communications — 2.1%
600	America Movil SAB de CV, Cl. L, ADR	$16,248
2,000	China Mobile Ltd., ADR	87,040
2,000	China Unicom Hong Kong Ltd., ADR	20,820
3,000	Millicom International Cellular SA	111,120
4,500	Mobile TeleSystems OJSC, ADR	134,640
171	MobileOne Ltd.	167
1,200	NTT DoCoMo Inc.	1,620,852
600	SK Telecom Co. Ltd., ADR	9,270
200	SmarTone Telecommunications Holdings Ltd.	117
16,000	Turkcell Iletisim Hizmet A/S, ADR	196,640
30,000	United States Cellular Corp.†	1,000,200
75,000	Vimpel-Communications, ADR	490,500

		3,687,614

	TOTAL COMMUNICATIONS	17,301,476

	OTHER — 1.8%
	Aerospace — 0.2%
75,000	Rolls-Royce Group plc†	316,383

	Agriculture — 0.0%
2,000	Cadiz Inc.†	15,960

	Automotive: Parts and Accessories — 0.1%
1,000	BERU AG	101,638

	Entertainment — 1.4%
33,333	Time Warner Inc.	643,333
66,000	Vivendi	1,747,180

		2,390,513

	Publishing — 0.0%
8,000	Idearc Inc.†	288

	Real Estate — 0.0%
6,075	Brookfield Asset Management Inc., Cl. A	83,713

	Transportation — 0.1%
12,000	GATX Corp.	242,760

	TOTAL OTHER	3,151,255

	TOTAL COMMON STOCKS	163,656,025

	CONVERTIBLE PREFERRED STOCKS — 0.7%
	ENERGY AND UTILITIES — 0.7%
	Energy and Utilities: Natural Gas Integrated — 0.7%
2,000	El Paso Corp., 4.990% Cv. Pfd. (b)	1,154,620

	WARRANTS — 0.1%
	ENERGY AND UTILITIES — 0.0%
	Energy and Utilities: Merchant Energy — 0.0%
26,107	Mirant Corp., Ser. A, expire 01/03/11†	20,886

	Energy and Utilities: Natural Gas Utilities — 0.0%
3,000	Corning Natural Gas Corp., expire 08/17/11†	2,625

	TOTAL ENERGY AND UTILITIES	23,511

	COMMUNICATIONS — 0.1%
	Wireless Communications — 0.1%
8,000	Bharti Airtel Ltd., expire 09/19/13† (b)	98,669

	TOTAL WARRANTS	122,180

Principal
Amount
	CORPORATE BONDS — 0.0%
	COMMUNICATIONS — 0.0%
	Telecommunications — 0.0%
$100,000	Williams Communications Group Inc., Escrow, 10.875%, 10/01/09† (a)	0

	U.S. GOVERNMENT OBLIGATIONS — 6.2%
	U.S. Treasury Bills — 1.0%
1,677,000	U.S. Treasury Bills, 0.091% to 0.264%††, 04/02/09 to 06/18/09	1,676,683

	U.S. Treasury Cash Management Bills — 0.1%
225,000	U.S. Treasury Cash Management Bill, 0.173%††, 06/24/09	224,905

	U.S. Treasury Notes — 5.1%
9,025,000	4.500%, 04/30/09	9,048,848

	TOTAL U.S. GOVERNMENT OBLIGATIONS	10,950,436

TOTAL INVESTMENTS — 100.0% (Cost $212,434,593)		$175,883,261

	Aggregate book cost	$212,434,593

	Gross unrealized appreciation	$8,877,224
	Gross unrealized depreciation	(45,428,556)

	Net unrealized appreciation/(depreciation)	$(36,551,332)

(a)	Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At March 31, 2009, the market value of fair valued securities amounted to $96,350 or 0.05% of total investments.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2009, the market value of Rule 144A securities amounted to $1,336,439 or 0.76% of total investments.

(c)	At March 31, 2009, the Fund held an investment in a restricted security amounting to $2,860 or 0.00% of total investments, which was valued under methods approved by Board of Trustees as follows:

				03/31/09
Acquisition		Acquisition	Acquisition	Carrying Value
Shares	Issuer	Date	Cost	Per Unit
500	Sistema JSFC, ADR	10/10/07	$17,384	$5.7200

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

CVO	Contingent Value Obligation

GDR	Global Depositary Receipt
See accompanying notes to schedule of investments.

THE GABELLI UTILITY TRUST
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
1. Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC, the Adviser.
Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.
Securities and assets for which market quotations are not readily available are fair valued as determined by the Board.
Statement of Financial Accounting Standard No. 157, “Fair Value Measurements” (“SFAS 157”) clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under SFAS 157 are described below:
•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments and other financial instruments by inputs used to value the Fund’s investments as of March 31, 2009 is as follows:

	Investments in	Other Financial Instruments	Other Financial Instruments
	Securities	(Unrealized	(Unrealized
	(Market Value)	Appreciation)*	Depreciation)*
Valuation Inputs	Assets	Assets	Liabilities
Level 1 — Quoted Prices	$164,735,182	—	—
Level 2 — Other Significant Observable Inputs	11,134,879	$7,666	$(722,679)
Level 3 — Significant Unobservable Inputs	13,200	—	—

Total	$175,883,261	$7,666	$(722,679)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, and swaps which are valued at the unrealized appreciation/depreciation on the investment.

THE GABELLI UTILITY TRUST
NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in
Securities
(Market Value)
Balance as of 12/31/08	$13,200
Accrued discounts/(premiums)	—
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	0
Net purchase/(sales)	—
Transfers in and/or out of Level 3	—

Balance as of 03/31/09	$13,200

Net change in unrealized appreciation/(depreciation) during the period on Level 3 investments held at 03/31/09	$0

Statement of Financial Accounting Standard No. 161, “Disclosures about Derivative Instruments and Hedging Activities” clarifies the financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. As of March 31, 2009, the Fund did not hold any significant investments in derivatives.
2. Swap Agreements. The Fund may enter into equity, contract for difference, and interest rate swap or cap transactions. The use of swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. Swap agreements may involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on the Series B Preferred Shares. In an interest rate cap, the Fund would pay a premium to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. In an equity swap, a set of future cash flows are exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends when due in accordance with the Statement of Preferences even if the counterparty defaulted. If there is a default by the counterparty to a swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at that point in time, such a default could negatively affect the Fund’s ability to make dividend payments. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund’s ability to make dividend payments.

THE GABELLI UTILITY TRUST
NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)
The use of derivative instruments involves, to varying degrees, elements of market and counterparty risk in excess of the amount recognized below.
The Fund has entered into an interest rate swap agreement with Citibank N.A. Under the agreement, the Fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal value of the swap. Details of the swap at March 31, 2009 are as follows:

Notional		Floating Rate*	Termination	Net Unrealized
Amount	Fixed Rate	(rate reset monthly)	Date	Depreciation
$25,000,000	4.00%	0.49688%	06/02/10	$(722,679)

*	Based on LIBOR (London Interbank Offered Rate).
Effective March 16, 2008, Bear, Stearns International Limited entered into a Guaranty Agreement with JPMorgan Chase & Co., whereby JPMorgan Chase & Co. unconditionally guaranteed the due and punctual payment of certain liabilities of Bear, Stearns International Limited, including the current liabilities of Bear, Stearns International Limited to the Fund. As of March 31, 2009, the Fund held a contract for difference swap with Bear, Stearns International Limited which is covered by the JPMorgan Chase & Co. Guaranty Agreement as of the date of the report. Details of the swap at March 31, 2009 are as follows:

Notional	Equity Security	Interest Rate/	Termination	Net Unrealized
Amount	Received	Equity Security Paid	Date	Appreciation
$97,713 (25,000 Shares)	Market Value Appreciation on:	Overnight LIBOR plus 75 bps plus Market Value Depreciation on:
	Rolls-Royce Group plc	Rolls-Royce Group plc	03/11/10	$7,666

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AND VOLUNTARY CASH PURCHASE PLANS
Enrollment in the Plan
     It is the policy of The Gabelli Utility Trust (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their share certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:
The Gabelli Utility Trust
c/o Computershare
P.O. Box 43010
Providence, RI 02940-3010
     Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact Computershare at (800) 336-6983.
     If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.
     The number of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common shares. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive common shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common shares in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.
     The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan
     The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.
     Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940—3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.
     Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.
     For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.
     The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

THE GABELLI UTILITY TRUST
AND YOUR PERSONAL PRIVACY
Who are we?
The Gabelli Utility Trust (the “Fund”) is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.
What kind of non-public information do we collect about you if you become a shareholder?
When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.
•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•	Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.
What information do we disclose and to whom do we disclose it?
We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.
What do we do to protect your personal information?
We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

TRUSTEES AND OFFICERS
THE GABELLI UTILITY TRUST
One Corporate Center, Rye, NY 10580-1422

Trustees
Mario J. Gabelli, CFA
Chairman & Chief Executive Officer,
GAMCO Investors, Inc.
Dr. Thomas E. Bratter
President & Founder, John Dewey Academy
Anthony J. Colavita
Attorney-at-Law,
Anthony J. Colavita, P.C.
James P. Conn
Former Managing Director &
Chief Investment Officer,
Financial Security Assurance Holdings Ltd.
Vincent D. Enright
Former Senior Vice President &
Chief Financial Officer,
KeySpan Corp.
Frank J. Fahrenkopf, Jr.
President & Chief Executive Officer,
American Gaming Association
John D. Gabelli
Senior Vice President,
Gabelli & Company, Inc.
Robert J. Morrissey
Attorney-at-Law,
Morrissey, Hawkins & Lynch
Anthony R. Pustorino
Certified Public Accountant,
Professor Emeritus, Pace University
Salvatore J. Zizza
Chairman, Zizza & Co., Ltd.

Officers
Bruce N. Alpert
President

Peter D. Goldstein
Chief Compliance Officer

Agnes Mullady
Treasurer & Secretary

David I. Schachter
Vice President & Ombudsman

Investment Adviser
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

Custodian
The Bank of New York Mellon

Counsel
Willkie Farr & Gallagher LLP

Transfer Agent and Registrar
Computershare Trust Company, N.A.

Stock Exchange Listing

		5.625%
	Common	Preferred
NYSE—Symbol:	GUT	GUT PrA
Shares Outstanding:	30,575,234	1,157,677

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”
The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI UTILITY TRUST One Corporate Center Rye, NY 10580-1422 (914) 921-5070 www.gabelli.com First Quarter Report March 31, 2009 GUT Q1/2009

Item 2. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 3. Exhibits.
Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) The Gabelli Utility Trust

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer
Date 5/30/09
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer

Date 5/30/09

By (Signature and Title)*	/s/ Agnes Mullady Agnes Mullady, Principal Financial Officer and Treasurer

Date 5/30/09

*	Print the name and title of each signing officer under his or her signature.